PART 1 - FINANCIAL INFORMATION

Item 1. Financial Statements

PORTUS HOLDINGS, INC.

 (A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2013	December 31, 2012
ASSETS

CURRENT ASSETS
Cash	$ -	$ 35,299
Acquisition Deposit	65,000	40,000
TOTAL ASSETS	$ 65,000	$ 75,299
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$ 27,568	$ 12,435
Notes Payable to Parent	75,000	-
Total Liabilities	102,568	12,435

STOCKHOLDERS' EQUITY
Preferred stock, $0.0001 par value, authorized: 75,000,000 shares, Issued and outstanding: None	-	-
Common stock, $0.0001 par value, authorized: 425,000,000 shares, Issued and outstanding: 113,094,526 and 112,967,500 shares issued and outstanding, respectively.	11,309	11,297
Additional Paid in Capital	823,971	459,953
Deficit accumulated during the development stage	(872,848)	(408,386)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(37,568)	62,864
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 65,000	$ 75,299

The accompanying notes are an integral part of the unaudited financial statements

PORTUS HOLDINGS, INC.

 (A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,		For the period from March 31, 2011 (inception) to September 30,
	2013	2012	2013	2012	2013

Finance and Accounting	$ 4,150	27,608	15,350	27,608	$ 56,958
Legal	-	10,000	21,674	10,000	47,424
General and Administrative	281,041	174,690	427,438	174,686	768,466
Total Expenses	285,191	212,298	464,462	212,294	872,848
NET INCOME (LOSS)	$ (285,191)	(212,298)	(464,462)	(212,294)	$ (872,848)

NET LOSS PER SHARE:
Basic and diluted	$ (0.00)	(0.00)	(0.00)	(0.00)	-

WEIGHTED AVERAGE NUMBER OF SHARES:
Basic and diluted	113,065,565	112,645,652	113,053,581	112,645,652	-

The accompanying notes are an integral part of the unaudited financial statements

PORTUS HOLDINGS, INC.

 (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended		March 31, 2011 (Inception) through
	September 30, 2013	September 30, 2012	September 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$ (464,462)	$ (212,294)	$ (872,848)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock based compensation	213,905	-	213,905
Increase/(Decrease) in accounts payable	15,133	(85)	27,568
NET CASH USED IN OPERATING ACTIVITIES	(235,424)	(212,379)	(631,375)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for deposit on acquisition	(25,000)	(40,000)	(65,000)
NET CASH USED IN INVESTING ACTIVITIES	(25,000)	(40,000)	(65,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans from parent	75,000		75,000
Proceeds from sale of common stock	150,125	400,000	621,375

NET CASH PROVIDED BY FINANCING ACTIVITIES	225,125	400,000	696,375
INCREASE(DECREASE) IN CASH	(35,299)	147,621
CASH, BEGINNING OF PERIOD	35,299	-	-
CASH, END OF PERIOD	$ -	$ 147,621	$ -

The accompanying notes are an integral part of the unaudited financial statements

PORTUS HOLDINGS INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the Nine Months Ended September 30, 2013

NOTE 1 – BASIS OF PRESENTATION

PORTUS HOLDINGS INC. (the “Company”) was incorporated in the State of Nevada on March 31, 2011. The Company is a Development Stage Company as defined by ASC 915-10. During 2012, the Company changed its fiscal year end to December 31 from March 31.

The Company’s principal business is focused on creating a multilingual, multiple functionality, and global food and beverage service platform (“Portus Cloud”). Portus Cloud is a global, multilingual, cloud based food and beverage service “portal” where customers will be able to manage an entire food and beverage service business or enterprise anywhere in the world, anytime and in any language.

The financial information included herein is unaudited and has been prepared consistent with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 8, Rule 8.03 of Regulation S-K. Accordingly, these financial statements do not include all information required by generally accepted accounting principles for annual financial statements. These statements should be read in conjunction with the audited financial statements and notes thereto included in the Company's annual report on Form 10-K for the year ended December 31, 2012. These interim financial statements contain all adjustments necessary in the opinion of management for a fair statement of results for the interim periods presented.

The results of operations for the nine months ended September 30, 2013 are not necessarily indicative of the results to be expected for the full year.

NOTE 2 – GOING CONCERN

The financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no sources of income, limited stockholders’ equity and has incurred a net loss of $872,848 from March 31, 2011 (inception) to date. These conditions raise substantial doubt about the ability of the Company to continue as a going concern.

In view of these matters, continuation as a going concern is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations. The financial statements do not include any adjustments to the amount and classification of assets and liabilities that may be necessary should the Company not continue as a going concern.

The Company plans to improve its financial condition through additional sales of common stock. However, there is no assurance that the Company will be successful in accomplishing this objective. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

NOTE 3 – DEPOSITS

On October 12, 2012 Portus and Portus Acquisition Corp., our wholly owned subsidiary, entered into a Share Exchange Agreement with Surequest Systems, Inc., a Delaware Corporation, (“SureQuest”) and its wholly owned subsidiary Surequest Systems, Inc., a Texas corporation, (“SureQuestTX”) The Agreement provides in part for the Company to acquire all of the issued and outstanding shares of common stock of SureQuestTX in exchange for all of the issued and outstanding shares of common stock of Portus Acquisition Corp. A good faith deposit in the amount of $40,000 was issued at that time. The deposit is not refundable in the event the transaction is not completed. We believe that the acquisition of SureQuest is probable only if we are able to raise $5,000,000. The closing is contingent on the acceptance of the registration statement and the contract calls for closing within 30 days of the acceptance of the registration statement. To complete the closing, we will need to have $5,000,000 in cash deposited in Portus Acquisitions Corp. and exchange 100% of the shares of Portus Acquisitions Corp for 100% of the shares of SureQuest Systems of Texas. However, if we are unable to raise at least $5,000,000 in the offering or from other sources, we will not be able to close.

 NOTE 4 – NOTES TO PARENT

On January 19, 2013, the Company received a loan of $50,000 from its parent Portus Inc. The note is unsecured, due on demand and does not bear interest.

On February 8, 2013, the Company received a loan of $25,000 from its parent Portus Inc. The note is unsecured, due on demand and does not bear interest.

NOTE 5 - EQUITY

During the nine months ending September 30, 2013, the Company sold 117,756 shares of common stock for $150,126 and issued 9,270 shares for services with a fair value of $13,905.

The Company has entered into a consulting agreement with Jack Burkman and Associates. Burkman received 2,000,000 of the privately traded parent company, Portus, Inc. as compensation. No written agreement exists between Portus Inc and the Company relative to the shares The Company determined that the fair value of the shares was $200,000 and has recorded an expense for this amount during the nine months ended September 30, 2013.

NOTE 6 – SUBSEQUENT EVENTS

The Company has issued 7,000 shares to German investors for $1.50 per share since September 30, 2013.